Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 8 – Commitments and Contingencies
During the normal course of business, the Company could be subject to legal actions relating to ownership and operations and the Company has, from time to time, entered into various agreements containing indemnification provisions. In management’s opinion, the liabilities, if any, that may ultimately result from such legal actions are not expected to have a material adverse effect on the Company’s financial position, results of operations, or liquidity. The aggregate maximum potential future liability of the Company under such indemnification provisions is uncertain. As of December 31, 2025 and 2024, no amounts have been accrued related to such indemnification provisions.